Exhibit 10.6

MORTGAGE LOAN MODIFICATION AGREEMENT

        THIS MORTGAGE LOAN MODIFICATION AGREEMENT (the “Agreement”) is entered into as of the 16th day of May, 2003 by and among THE PROVIDENT BANK, an Ohio banking corporation, One East Fourth Street, Cincinnati, Ohio 45202 (the “Lender”), NTS/VIRGINIA DEVELOPMENT COMPANY (“NTS/Virginia”), a Virginia corporation, and NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation (the “Borrowers”), NTS MORTGAGE INCOME FUND, A Delaware corporation and J.D. NICHOLS (the “Guarantors”).

RECITALS:

A. Borrowers have issued and delivered to Lender the following loan agreements, promissory notes and security documents:

(1) Amended and Restated Development and Construction Loan Agreement among Lender, Borrowers and Guarantors dated October 31, 2000 (“Loan Agreement”);

    (2)        $18,000,000.00 Revolving Promissory Note Construction Mortgage Loan made by Borrowers and Guarantors payable to the order of Lender dated October 31, 2000, which consolidates the Loans referenced in Sections 7 and 9 below (“Revolving Note”);

(3) Guaranty Agreement made by J.D. Nichols in favor of Lender dated October 31, 2000;

(4) Guaranty Agreement made by NTS Mortgage Income Fund in favor of Lender dated October 31, 2000;

(5) Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Lake Forest II to Lender dated October 31, 2000;

    (6)        Amendment to Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Virginia to Lender dated October 31, 2000;

    (7)        Assignment of Note and Collateral Documents between Bank of Louisville and Lender pertaining to prior $8,000,000.00 Revolving Development Loan to NTS/Lake Forest II (“Bank of Louisville Loan”) of record in Deed Book 7538, Page 180 in the office of the Clerk of Jefferson County, Kentucky dated October 31, 2000, pursuant to which Lender purchased the Bank of Louisville Loan and consolidated such Bank of Louisville Loan with the loans made under the Revolving Note. Such Bank of Louisville Loan is secured by the following:

    (a)        Mortgage and Security Agreement (Fixture Filing Statement) granted by Borrower, NTS/Lake Forest II Residential Corporation in favor of Lender, as assignee of The Bank of Louisville, of record in Mortgage Book 4555, Page 594 and in Fixture Filing Book 26, Page 559, Jefferson County Clerk’s Office as amended by a First Amendment to Mortgage and Security Agreement

(Fixture Filing Statement) dated June 3, 1999, of record in Deed Book 7264, Page 347 in the Jefferson County Clerk’s Office;

(b) Assignment of Rents and Leases made by the Borrower to Lender, of record in Deed Book 6983, Page 662 in the Jefferson County Clerk’s Office; and

(c) UCC-1 Financing Statement of record in the Jefferson County Clerk’s Office.

(8) Amendment to Security Documents between Lender and NTS/Lake Forest II of record in Deed Book 7538, Page 186 in the office of the Clerk of Jefferson County, Kentucky dated October 31, 2000;

    (9)        Development and Construction Loan dated December 30, 1997 which evidences a Ten Million Seven Hundred Thousand and 00/100 Dollar ($10,700,000.00) loan made by Lender to NTS/Virginia Development Company which is now consolidated under the Revolving Note. Such loan is secured by the following:

    (a)        Credit Line Deed of Trust and Security Agreement made by Borrower, NTS/Virginia Development Corporation in favor of Phillip Sasser, Jr. and James E. Jarrell, III, as Trustees for the benefit of Lender, of record in Deed Book 1521, Page 447 in the office of the Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 355 in the Spotsylvania County Recorder’s Office;

    (b)        Conditional Assignment of Leases, Rents, Contracts, Income and Proceeds made by the Borrower in favor of Lender, of record in Deed Book 1521, Page 501 in the Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 362, Spotsylvania County Recorder’s Office; and

(c) UCC-1 Financing Statements of record in Spotsylvania County Recorder’s Office.

(10) Environmental Indemnity Agreement between Lender and NTS/Virginia dated October 31, 2000;

(11) Environmental Indemnity Agreement between Lender and NTS/Lake Forest II dated October 31, 2000;

(12) UCC-1 Financing Statements pertaining to NTS/Lake Forest II recorded October 31, 2000 as No. 00-08965, Office of the Clerk of Jefferson County, Kentucky;

(13) UCC-3 Assignment from Bank of Louisville to Lender pertaining to NTS/Lake Forest II recorded October 31, 2000 as No. 98-00240A in the Office of the Clerk of Jefferson County, Kentucky.

        Items (1) through (13) are hereinafter referred to as the “Loan Documents.”

    B.           The above described indebtedness, as evidenced by the Revolving Note and all additional sums due under the Loan Documents, if any, remains unpaid and Borrowers have requested and Lender has agreed to the rearrangement of the terms of such indebtedness (the “Indebtedness”) to provide for an amendment to the maximum permitted outstanding balance under the Revolving Note, to extend the maturity date of the Revolving Note, to permit use of the Revolving Note to repay the existing debt on the Lake Forest Golf and Country Club, and, in exchange therefor, to have Borrower grant to Lender an assignment of the right to the proceeds from the sale of the remaining memberships in Lake Forest Golf and Country Club, all of which modifications shall occur upon Borrowers’compliance with the provisions set forth herein.

    NOW, THEREFORE, in consideration of the mutual promises made herein, the benefits accruing to the parties herein and the obligations assumed hereunder, the parties agree that the Indebtedness shall remain outstanding and the terms of such Indebtedness shall be amended as follows:

    (1)        Amendment to Revolving Note. The Revolving Note shall be amended and restated in its entirety to amend the Maximum Amount of Available Credit, as defined therein, to extend the maturity date to December 31, 2007 and to permit repayment of the existing debt on the Lake Forest Golf and Country Club, pursuant to a Second Amended and Restated Revolving Promissory Note dated of even date herewith (“Restated Revolving Note”). The Restated Revolving Note shall not constitute a repayment or satisfaction of the Indebtedness evidenced by the Revolving Note, which for all purposes hereunder shall remain outstanding from December 30, 1997 and January 6, 1998, the original dates of issuance of the Indebtedness now evidenced by the Restated Revolving Note.

(2) Amendment to Loan Agreement. Notwithstanding anything to the contrary contained in the Loan Agreement, the Loan Agreement shall be amended as follows:

    (a)        Borrowers shall be permitted to use the proceeds available under the Restated Revolving Note to pay off the existing debt owed by Borrower on the Lake Forest Golf and Country Club in an amount not to exceed One Million Seven Hundred Thousand and 00/100 Dollars ($1,700,000.00).

    (b)        As additional collateral for the repayment of the Restated Revolving Note, Borrower, NTS Lake Forest II Residential Corporation, grants to Lender the gross proceeds from the sale of membership interests in Lake Forest Golf and Country Club less ten percent (10%), which proceeds will be deposited in an account with Lender and used to repay the Restated Revolving Note. Borrower, NTS Lake Forest II Residential Corporation, will deliver a Security Agreement to Lender in the form previously delivered to Borrower to evidence Lender’s rights in such membership proceeds (“Security Agreement”). Such Security Agreement will, for all purposes, be considered one of the Loan Documents as defined in the Loan Agreement.

    (c)        Borrowers agree that they will not use the proceeds of the Restated Revolving Note to fund: (i) salaries and benefits payable in connection with the project described in the Loan Agreement; (ii) Borrowers’ overhead for such projects; and (iii) general and administrative expenses for such projects estimated to be approximately Two Million Eight Hundred Seventy Thousand and 00/100 Dollars ($2,870,000.00) over the remaining life of the Restated Revolving Note;

(d) Lender agrees to release its conditional assignment of the Orlando project cash flows in exchange for the agreements made in Sections 2(b) and (c) above;

    (e)        Section 9.7 of the Loan Agreement shall be amended such that all references to the sum of Nine Million and 00/100 Dollars ($9,000,000.00) shall be deleted and in their place the phrases “Fifty Percent (50%) of the Maximum Amount of Available Credit permitted to be outstanding at the time of Nichols death”shall be substituted.

    (3)        Amendment to Mortgage. The Mortgage shall be amended to reflect the extension of the maturity date of the Restated Revolving Note to December 31, 2007. The Mortgage shall now secure the Revolving Note, as amended by the Restated Revolving Note, which evidences a maximum outstanding principal balance permitted thereunder of Twelve Million and 00/100 Dollars ($12,000,000.00).

    (4)        Amendment to Other Loan Documents. All other Loan Documents shall be amended to reflect the extension of the maturity date to December 31, 2007 and shall now evidence and secure the loans made under the Restated Revolving Note.

(5) Conditions Precedent. Prior to Lender extending the Maturity Date and amending the other terms of the Revolving Note, Borrowers shall deliver to Lender the following items:

(a) Lender’s reasonable legal fees, title examination fees, appraisal fee and other out-of-pocket expenses in connection with the modification contained herein;

(b) authorizing resolution from Borrowers authorizing the extension of the maturity date of and the amendments to the Restated Revolving Note as set forth above;

    (c)        Lender shall have received an endorsement to evidence that the insured Mortgages in the amount of Twelve Million and 00/100 Dollars ($12,000,000.00), as amended herein, are a first and best lien on the Properties encumbered thereunder; and

    (d)        Borrower shall provide to Lender an updated insurance certificate evidencing that multiperil coverage in regard to any amenities on the Properties and that general liability coverage is in effect for the Properties.

    (6)        No Other Changes. All of the terms and conditions contained in the Note, Loan Agreement and Mortgage and all other instruments evidencing and securing the Indebtedness (the “Loan Documents”), except as modified by this Agreement and the Restated Revolving Note, shall remain unchanged, unimpaired and in full force and effect. This Agreement is hereby made a part of the original documents evidencing and securing the Indebtedness as completely as if incorporated verbatim therein.

(7) Covenants and Representations.

    (a)        Borrowers acknowledge and unconditionally promise to pay the entire Indebtedness as set forth in the Restated Revolving Note and in the original and amended instruments evidencing and securing the Indebtedness.

    (b)        Borrowers and Lender agree that the entire Indebtedness shall be secured by the Mortgages and the other Loan Documents and the parties agree and acknowledge that this Agreement is made in reliance upon the security of such Mortgages and other Loan Documents.

    (c)        Borrowers represent and warrant that they are the true and lawful owners of the Property subject to the Mortgages and that the Mortgages are and will be maintained as a valid first mortgage liens on the Properties.

    (d)        Except for that pending litigation set forth on Exhibit A attached hereto and made a part hereof affecting one of the Guarantors, J. D. Nichols, Borrowers reaffirm all covenants and representations set forth in the Loan Documents as if such covenants and representations were made as of the date hereof.

(8) Miscellaneous. This Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

The parties have signed this Agreement as of the date first above written.

LENDER: THE PROVIDENT BANK BY:/s/ Brent E. Johnson —————————————— Brent E. Johnson, Vice President

BORROWERS: NTS/VIRGINIA DEVELOPMENT COMPANY BY:/s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: Vice President

NTS/LAKE FOREST II RESIDENTIAL CORPORATION BY:/s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: Vice President

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledge before me this 16th day of May, 2003, by Neil A. Mitchell , Vice President of NTS/Virginia Development Company, a Virginia corporation, for and on behalf of said corporation.

/s/ Susan M. Howard ———————————————————
NOTARY PUBLIC My commission expires April 27, 2006

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 16th day of May, 2003, by Neil A. Mitchell ,  Vice President of NTS/Lake Forest II Residential Corporation, a Kentucky corporation, for and on behalf of said corporation.

/s/ Susan M. Howard ———————————————————
NOTARY PUBLIC My commission expires April 27, 2006

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

        The foregoing instrument was acknowledged before me this 20th day of May, 2003 by Brent E. Johnson, Vice President of The Provident Bank, an Ohio banking corporation on behalf of the corporation.

/s/ Mark J. Weber ———————————————————
Notary Public [SEAL]

CONSENT AND ACKNOWLEDGEMENT OF GUARANTORS

        The undersigned, as the Guarantors of the Indebtedness, as defined above, pursuant to those certain Guaranty Agreements dated October 31, 2000, hereby acknowledge, consent and ratify the amendments of the Note, the Mortgages, Loan Agreement and the other Loan Documents as evidenced by the terms hereof and the Restated Revolving Note. In addition, the undersigned acknowledge that the modification of the Revolving Note, Mortgages, Loan Agreement and other Loan Documents as set forth herein and in the Restated Revolving Note shall in no way affect or impair his or its liability under the Guaranty Agreements, which now guarantee the repayment of the sums due under the Restated Revolving Note, nor shall such modifications affect or impair the validity of any other document given as security for the Restated Revolving Note.

GUARANTORS: /s/ J.D. Nichols —————————————— J.D. Nichols

NTS MORTGAGE INCOME FUND By:/s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: Sec/Treasurer

STATE OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

        The The foregoing instrument was acknowledged before me this 29th day of May, 2003 by J.D. Nichols.

/s/ Susan M. Howard ———————————————————
Notary Public My commission expires April 27, 2006

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 16th day of May, 2003, by Neil A. Mitchell , Secretary/Treasurer of NTS Mortgage Income Fund, a Delaware corporation, for and on behalf of said corporation.

/s/ Susan M. Howard ———————————————————
NOTARY PUBLIC My commission expires April 27, 2006

This Instrument Prepared by: /s/ Mark J. Weber —————————————— Mark J. Weber Keating, Muething & Klekamp PLL 1400 Provident Tower One East Fourth Street Cincinnati, Ohio 45202